EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned is the Chief Executive Officer and Principal Financial Officer of Jomar Specialties, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Annual Report on Form 10-K of Jomar Specialties, Inc. for the year ended December 31, 2007.

The undersigned certifies that such 10-K Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-K Report fairly presents, in all material respects, the financial condition and results of operations of Jomar Specialties, Inc. as of December 31, 2007.

This Certification is executed as of March 28, 2007

By:
/s/STETSON CHUNG
Stetson Chung
President, Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer & Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Jomar Specialties, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.